EXHIBIT 99.1

CDK Global Completes Sale of Its Digital Marketing Business to Ansira Partners, Inc.
HOFFMAN ESTATES, Ill., – April 22, 2020 – CDK Global, Inc. (Nasdaq: CDK) (the “Company” or “CDK”) today announced it has completed the sale of the Company’s Digital Marketing Business to Ansira Partners, Inc. (“Ansira”). The CDK Digital Marketing Business has been rebranded as Sincro, a subsidiary of Ansira. The sale was completed after meeting customary closing conditions and is comprised of all Digital Marketing Business assets, including all advertising and website solutions.
“The Digital Marketing Business is an industry-leading and customer-focused organization that will continue to grow and innovate with Ansira,” said Brian Krzanich, president and chief executive officer, CDK Global. “I am appreciative of the successes CDK and the Digital Marketing Business experienced together, and I am confident those successes will carry over as we move forward on a new path.”
CDK began the journey to sell the Digital Marketing Business in June of 2019. After a thorough process to evaluate multiple potential buyers, Ansira was selected in February of 2020.
With the completion of the sale, Ansira has assumed all Digital Marketing customer contracts from CDK.
The terms of the transaction were not disclosed.
About CDK Global, Inc.
With $2 billion in revenues, CDK Global (Nasdaq: CDK) is a leading global provider of integrated information technology solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.
Safe Harbor for Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: any other statements in this press release regarding the transaction between the Company, Ansira, and Advent; the Company’s business outlook; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; distruptions to such overall market and economic conditions and interruptions to the Company’s business operations from natural disasters, such as fires, floods, earthquakes, and hurricanes, and pandemics or outbreaks of disease or similar public health concerns, such as the COVID-19 pandemic, or fears of such events, auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.
There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC's website at www.sec.gov.
All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Contacts:
Media Contact:
Roxanne Pipitone
Senior Director, Global Corporate Communications
847.485.4423
roxanne.pipitone@cdk.com
Investor Relations Contact:
Julie Schlueter
Director, Investor Relations
847.485.4643
julie.schlueter@cdk.com